Supplement dated 10–1–12 to the current Class A, Class B and Class C Shares Prospectus

In the “Your account – Choosing a share class” section, the first paragraph is amended and restated as follows:

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Effective January 1, 2013, Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I or R share classes. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans and non-qualified deferred compensation plans. Your financial representative can help you decide which share class is best for you.

In the “Your account — Sales charge reductions and waivers” section, under the “Waivers for certain investors” subsection, the following bulleted paragraph is added as the third bulleted paragraph:

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financial intermediaries who have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customer

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated October 1, 2012 to the current Statement of Additional Information

In the “INITIAL SALES CHARGE ON CLASS A SHARES” section, under the “Without Sales Charges” subsection, the following bulleted paragraph is added as the third bulleted paragraph:

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Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customer.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.